UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

SGA International Equity Fund

ANNUAL REPORT

July 31, 2020

Investment Adviser:

Strategic Global Advisors, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 866-778-6397.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 866-778-6397. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Strategic Global Advisors, LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

TABLE OF CONTENTS

Letter to Shareholders	1

Schedule of Investments	4

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Port within sixty days after period end. The Fund’s Form N-Q and Form N-Port reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most-recent 6-month period ended June 30, is available: (i) without charge, upon request, by calling 1-866-778-6397; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020 (UNAUDITED)

Dear Shareholders,

We are pleased to present the annual report for the SGA International Equity Fund. The following commentary covers the twelve months from August 1, 2019 through July 31, 2020.

Performance Review

The SGA International Equity Fund Institutional Class Shares returned -2.20% for the twelve months ending July 31, 2020, versus the MSCI EAFE Index (Net) benchmark return of -1.67%. Markets navigated fears of a global economic recession brought about by tumbling oil prices, the COVID-19 pandemic, and prickly U.S.-China relations over the trailing twelve month period. In this environment, the SGA International Equity strategy underperformed the benchmark.

The SGA Alpha Model delivered negative performance over the past year among non-U.S. large cap developed equities. Within the Model, the Valuation and Quality categories drove the negative performance. Notably, all four factors within Valuation underperformed. The negative performance was partially offset by positive contributions from the Sentiment and Growth categories. The Growth category, led by SGA’s Operating Cash Flow factor, performed particularly well during the midst of the COVID-19 pandemic as well as the ensuing recovery.

Stock selection within sectors was negative, partially offset by positive returns to sector allocation that was primarily driven by a modest overweight in Health Care. Stock selection was negative in Consumer Discretionary, Health Care, and Industrials, partially offset by positive selection in Energy and Communication Services. In Consumer Discretionary, negative contributors included casino equipment and online games producer Aristocrat Leisure and auto maker Peugeot. In Health Care, pharmaceutical wholesaler Suzuken detracted. In Industrials, two France-based aerospace and defense companies Safran and Thales underperformed as civil aviation revenues weakened. In Energy, positive contributors include Finland-based refiner Neste and Brazilian ethanol producer Cosan. Positive selection in Communication Services was led by Nintendo, NetEase, and Nexon, all of which benefited from online gaming and services before and during the COVID-19 pandemic.

Stock selection was negative in France and Germany, partially offset by positive selection in Japan and Belgium. In France, the primary negative contributors included previously mentioned Peugeot, Safran, and Thales. Negative contributors in Germany included cyclical chemicals maker Covestro and food distributor and grocer Metro AG, both of which were sold during the period. In Belgium, pharmaceutical firm UCB advanced after reporting promising phase three trial results. In Japan, positive contributors included medical equipment maker Hoya and Sony, which advanced on robust demand for its image sensors and in anticpation of its new gaming console.

Portfolio Structure

Active sector weightings are generally a result of our bottom-up stock selection process. Through our risk control and portfolio construction process, we generally keep sector weights fairly close to the MSCI EAFE benchmark, and modest sector over- and under-weights are a result of various factors in our optimization and stock selection process.

As of July 31, 2020, all sectors were within +/- 200 basis points of the benchmark, with the largest overweight in Health Care and largest underweight in Consumer Discretionary.

Market Outlook

In the second quarter, the MSCI World Net Index advanced 19.36% overcoming mixed economic data, climbing infection rates, and escalating political tensions. Despite recent economic indicators suggesting a rebound in areas within the global economy, the path to recovery is likely to remain uneven. In June, the

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020 (UNAUDITED)

International Monetary Fund revised downward its global growth forecast and now expects a contraction of 4.9% in 2020, which is notably below the -3.0% forecast made in April. A return to normalcy in economic activity likely hinges on a more permanent solution such as a vaccine.

Credit facilities launched to bridge near-term corporate liquidity gaps powered a strong rally in companies with high financial risk profiles. Although an immediate credit crisis has largely been averted, a resurgence of the virus may lead to further financial stress in credit markets as aggregate demand remains weak and traditional business models are challenged. In May, Standard & Poor’s reported a notable jump in year-over-year global corporate default rates and expects defaults to continue through 2020. Economic challenges will likely persist; however, we believe that our investment process based primarily on company fundamentals and a disciplined quantitative process should perform well in an environment where high quality companies with sound fundamentals are needed to ride out periods of elevated volatility and uncertainty.

Definition of Comparative Index

Alpha is the rate of return that exceeds what the model predicted.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World Net Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,601 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020 (UNAUDITED)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2020
	1 Year Return	3 Year Return	Annualized Inception to Date*
Institutional	-2.20%	-2.28%	2.04%
Investor	-2.54%	-2.52%	1.80%
MSCI EAFE Index	-1.67%	0.63%	4.52%

*The Fund commenced operations on September 30, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%
	Shares	Value

Australia — 4.6%
AGL Energy	1,500	$17,811

Aristocrat Leisure	1,210	22,632

BHP Group	1,350	35,446

Coles Group	3,700	48,032

CSL	260	50,173

Goodman Group ‡	1,320	15,966

Harvey Norman Holdings	5,199	13,818

Rio Tinto	999	72,800

		276,678

Austria — 0.7%
OMV	730	22,977

Raiffeisen Bank International	1,100	18,853

		41,830

Belgium — 1.3%

Solvay	150	11,672

Telenet Group Holding	1,198	46,570

UCB	186	23,849

		82,091

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Brazil — 0.6%
Cosan, Cl A	1,380	$27,876

Petroleo Brasileiro ADR	880	7,630

		35,506

Canada — 3.1%

Alimentation Couche-Tard, Cl B	1,010	35,101

CI Financial	1,800	24,740

Manulife Financial	1,147	15,371

Open Text	2,480	111,627

		186,839

China — 2.7%

China Oilfield Services	14,000	10,892

China Resources Cement Holdings	22,000	30,089

China Unicom Hong Kong	16,000	8,918

NetEase ADR	185	84,808

Weichai Power	8,000	17,259

Yum China Holdings *	250	12,810

		164,776

Denmark — 0.8%

Genmab *	150	51,228

Finland — 2.5%

Neste	2,327	106,573

UPM-Kymmene	1,716	45,744

		152,317

France — 7.7%

Arkema	420	43,349

BNP Paribas *	1,080	43,401

Danone	340	22,645

Dassault Aviation *	20	16,609

Edenred	234	11,613

Eiffage *	210	18,305

Kering	85	48,236

Klepierre ‡	1,845	31,709

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

France — (continued)

L’Oreal	80	$26,669

Peugeot *	1,890	30,367

Safran *	682	71,852

Sanofi	140	14,603

STMicroelectronics	1,100	30,852

Thales	486	35,128

TOTAL	598	22,048

		467,386

Germany — 6.4%

adidas *	134	36,920

Allianz	324	67,256

Bayer	840	55,648

Deutsche Post	1,500	60,535

DWS Group GmbH & KGaA	400	15,000

Evonik Industries	600	16,164

Hannover Rueck	499	84,290

Hella GmbH & KGaA	419	18,252

Siemens	280	35,727

		389,792

Hong Kong — 1.7%

BOC Hong Kong Holdings	4,500	12,541

CK Asset Holdings	3,000	16,664

CK Hutchison Holdings	1,500	9,783

Hang Seng Bank	2,600	40,895

Power Assets Holdings	2,000	11,135

WH Group	12,500	11,112

		102,130

Ireland — 0.2%

ICON *	66	12,240

Israel — 1.5%

Bank Leumi Le-Israel	5,668	28,453

Check Point Software Technologies *	362	45,377

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Israel — (continued)

Israel Discount Bank, Cl A	4,890	$14,874

		88,704

Italy — 0.9%

Enel	5,850	53,261

Japan — 25.1%

Advantest	700	37,693

Asahi Group Holdings	1,700	55,310

Astellas Pharma	600	9,352

Brother Industries *	1,100	16,980

Central Japan Railway *	400	48,009

Daito Trust Construction	200	15,629

Daiwa House Industry	1,100	24,233

FUJIFILM Holdings *	500	22,280

Fujitsu	400	53,356

Hitachi	300	8,865

Honda Motor *	1,000	23,844

Hoya	1,400	137,811

ITOCHU	6,500	141,231

KDDI	1,300	40,023

McDonald’s Holdings Japan	400	19,045

NEC	1,900	105,720

Nexon	1,400	36,106

Nintendo	200	87,743

Nippon Telegraph & Telephone	600	13,850

Nomura Real Estate Holdings	900	14,896

NTT DOCOMO	1,000	27,467

Obayashi *	3,000	26,584

Oji Holdings	2,600	10,807

Olympus *	1,200	21,352

ORIX	2,900	31,122

Shin-Etsu Chemical	300	34,788

Shinsei Bank *	3,100	34,791

Shionogi	1,800	106,431

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Japan — (continued)

Sony	2,800	$213,621

Suntory Beverage & Food	700	26,286

Toho	500	14,808

Tokyo Electron	100	27,207

Welcia Holdings	300	27,490

		1,514,730

Netherlands — 5.4%

Coca-Cola European Partners	660	27,172

Koninklijke Ahold Delhaize	5,005	144,267

NXP Semiconductors	381	44,779

Wolters Kluwer	1,373	108,135

		324,353

Norway — 0.7%

Yara International	1,090	45,543

Singapore — 2.9%

DBS Group Holdings	4,300	61,908

Genting Singapore	12,400	6,670

Singapore Exchange	7,200	43,050

United Overseas Bank	2,000	28,150

Wilmar International	8,000	26,872

Yangzijiang Shipbuilding Holdings	11,000	7,288

		173,938

South Africa — 0.5%

Standard Bank Group	4,940	31,388

Spain — 1.7%

Aena *	266	34,561

Red Electrica	3,045	59,255

Telefonica	1,718	7,180

		100,996

Sweden — 5.8%

Atlas Copco, Cl A	2,551	112,409

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Sweden — (continued)

Essity, Cl B *	1,730	$56,844

Investor, Cl B *	1,300	76,487

Lundin Energy	410	9,446

Sandvik *	5,027	93,094

		348,280

Switzerland — 9.2%

Nestle	1,117	132,030

Novartis	1,950	160,917

Partners Group Holding	29	27,942

Roche Holding	642	221,897

Swiss Life Holding	30	10,920

		553,706

Thailand — 0.2%

Advanced Info Service NVDR	1,900	11,272

United Kingdom — 12.4%

3i Group	4,305	50,131

Aviva	25,123	86,721

BAE Systems	3,302	21,188

Barclays *	18,600	24,484

Burberry Group	1,432	23,478

Diageo	453	16,609

Evraz	7,301	27,572

GlaxoSmithKline	2,739	54,849

ITV	12,500	9,274

JD Sports Fashion	1,530	12,129

M&G	11,000	23,125

Next *	820	58,499

RELX	4,358	92,130

Royal Dutch Shell, Cl B	4,537	64,188

Smith & Nephew	2,493	49,521

Taylor Wimpey *	14,413	22,329

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

United Kingdom — (continued)

Unilever	1,857	$111,162

		747,389

TOTAL COMMON STOCK (Cost $5,732,872)		5,956,373

EXCHANGE TRADED FUND — 0.5%
iShares MSCI EAFE ETF (Cost $29,270)	486	30,156

TOTAL INVESTMENTS— 99.1% (Cost $5,762,142)		$5,986,529

Percentages are based on Net Assets of $6,040,524.

‡	Real Estate Investment Trust
*	Non-income producing security.

ADR	American Depositary Receipt
Cl	Class
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
NVDR	Non-Voting Depositary Receipt
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$276,678	$—	$—	$276,678
Austria	41,830	—	—	41,830
Belgium	82,091	—	—	82,091
Brazil	35,506	—	—	35,506
Canada	186,839	—	—	186,839
China	164,776	—	—	164,776
Denmark	51,228	—	—	51,228
Finland	152,317	—	—	152,317
France	467,386	—	—	467,386
Germany	389,792	—	—	389,792
Hong Kong	102,130	—	—	102,130
Ireland	12,240	—	—	12,240
Israel	45,377	43,327	—	88,704
Italy	53,261	—	—	53,261
Japan	1,514,730	—	—	1,514,730
Netherlands	324,353	—	—	324,353
Norway	45,543	—	—	45,543
Singapore	—	173,938	—	173,938
South Africa	31,388	—	—	31,388
Spain	100,996	—	—	100,996
Sweden	348,280	—	—	348,280
Switzerland	553,706	—	—	553,706
Thailand	11,272	—	—	11,272
United Kingdom	747,389	—	—	747,389

Total Common Stock	5,739,108	217,265	—	5,956,373
Exchange Traded Fund	30,156	—	—	30,156

Total Investments in Securities	$5,769,264	$217,265	$—	$5,986,529

For the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $5,762,142)	$5,986,529
Foreign Currency, at Value (Cost $276)	276
Cash	59,802
Receivable from Investment Adviser	27,459
Reclaim Receivable	11,852
Dividend and Interest Receivable	2,156
Prepaid Expenses	14,265

Total Assets	6,102,339

Liabilities:
Audit Fee payable	24,139
Printing Fees Payable	9,453
Transfer Agent Payable	9,129
Payable Due to Administrator	8,018
Chief Compliance Officer Fees Payable	2,162
Distribution Fees Payable (Investor Shares)	1,131
Payable Due to Trustees	285
Other Accrued Expenses	7,498

Total Liabilities	61,815

Net Assets	$6,040,524

Net Assets Consist of:
Paid-in Capital	$6,004,897
Distributable earnings	35,627

Net Assets	$6,040,524

Institutional Shares:
Net Assets	$5,737,419
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	582,121

Net Asset Value, Offering and Redemption Price Per Share	$9.86

Investor Shares:
Net Assets	$303,105
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	30,827

Net Asset Value, Offering and Redemption Price Per Share	$9.83

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED
JULY 31, 2020

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$170,991
Interest	115
Less: Foreign Taxes Withheld	(15,859)

Total Investment Income	155,247

Expenses:
Administration Fees	111,832
Investment Advisory Fees	58,084
Trustees’ Fees	17,825
Chief Compliance Officer Fees	6,896
Distribution Fees (Investor Shares)	768
Transfer Agent Fees	58,042
Legal Fees	44,800
Registration and Filing Fees	33,520
Audit Fees	24,600
Printing Fees	15,339
Custodian Fees	14,449
Pricing Fees	11,437
Insurance and Other Expenses	16,623

Total Expenses	414,215

Less:
Investment Advisory Fee Waived	(58,084)
Reimbursement of Expenses from Investment Adviser	(297,286)

Net Expenses	58,845

Net Investment Income	96,402

Net Realized Loss on:
Investments	(200,461)
Foreign Currency Transactions	(31)

Net Realized Loss	(200,492)

Net Unrealized Appreciation (Depreciation) on:
Investments	(36,859)
Foreign Currency Translation	917

Net Unrealized Depreciation	(35,942)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(236,434)

Net Decrease in Net Assets Resulting from Operations	$(140,032)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:

Net Investment Income	$96,402	$119,966

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(200,492)	19,043

Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(35,942)	100,029

Net Increase (Decrease) in Net Assets Resulting From Operations	(140,032)	239,038

Distributions:

Institutional Shares	(195,779)	(39,051)

Investor Shares	(9,613)	(6,765)

Total Distributions:	(205,392)	(45,816)

Capital Share Transactions:

Institutional Shares

Issued	–	4,003,907

Reinvestment of Distributions	195,779	39,051

Redeemed	(849)	(55,864)

Net Institutional Shares Transactions	194,930	3,987,094

Investor Shares

Issued	5,011	–

Reinvestment of Distributions	9,613	6,766

Redeemed	(222)	(40)

Net Investor Shares Transactions	14,402	6,726

Net Increase in Net Assets From Capital Share Transactions	209,332	3,993,820

Total Increase (Decrease) in Net Assets	(136,092)	4,187,042

Net Assets:
Beginning of Year	6,176,616	1,989,574

End of Year	$6,040,524	$6,176,616

Amounts	designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended July 31, 2020	Year Ended July 31, 2019
Shares Transactions:

Institutional Shares

Issued	–	420,910

Reinvestment of Distributions	17,787	4,094

Redeemed	(78)	(5,210)

Total Institutional Shares Transactions	17,709	419,794

Investor Shares

Issued	499	–

Reinvestment of Distributions	874	711

Redeemed	(21)	(4)

Total Investor Shares Transactions	1,352	707

Net Increase in Shares Outstanding From Share Transactions	19,061	420,501

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding

		Institutional Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$10.40	$11.48	$11.58	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.16	0.31	0.24	0.15
Net Realized and Unrealized Gain (Loss)	(0.36)	(1.13)^	0.05	1.43

Total from Investment Operations	(0.20)	(0.82)	0.29	1.58

Dividends and Distributions:

Net Investment Income	(0.32)	(0.16)	(0.24)	—

Capital Gains	(0.02)	(0.10)	(0.15)	—

Total Dividends and Distributions	(0.34)	(0.26)	(0.39)	—

Net Asset Value, End of Year/Period	$9.86	$10.40	$11.48	$11.58

Total Return†	(2.20)%	(6.84)%	2.43%	15.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$5,738	$5,871	$1,660	$1,618

Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	6.77%	9.90%	20.14%	31.81%††

Ratio of Net Investment Income to Average Net Assets	1.59%	2.91%	2.05%	1.80%††

Portfolio Turnover Rate	58%	52%	45%	145%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on September 30, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding

		Investor Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$10.38	$11.44	$11.56	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.14	0.22	0.23	0.14
Net Realized and Unrealized Gain (Loss)	(0.37)	(1.05)^	0.04	1.42

Total from Investment Operations	(0.23)	(0.83)	0.27	1.56

Dividends and Distributions:

Net Investment Income	(0.30)	(0.13)	(0.24)	—

Capital Gains	(0.02)	(0.10)	(0.15)	—

Total Dividends and Distributions	(0.32)	(0.23)	(0.39)	—

Net Asset Value, End of Year/Period	$9.83	$10.38	$11.44	$11.56

Total Return†	(2.54)%	(7.03)%	2.23%	15.60%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$303	$306	$329	$116

Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.10%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	7.02%	12.02%	19.19%	33.23%††

Ratio of Net Investment Income to Average Net Assets	1.34%	2.11%	1.93%	1.68%††

Portfolio Turnover Rate	58%	52%	45%	145%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on September 30, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the SGA International Equity Fund (the “Fund”). The investment objective of the Fund is to seek total return, consisting of current income and long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies. The Fund is classified as a diversified investment company. Strategic Global Advisors, LLC (the “Adviser”), serves as the Fund’s investment adviser. The Fund currently offers Institutional Shares and Investor Shares. The Fund commenced operations on September 30, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non- U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (losses) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of July 31, 2020, the Fund had no open forward foreign currency contracts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended July 31, 2020, the Fund did not retain any fees. Fees collected are retained by the Fund for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly-owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2020, the Fund paid $111,832 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries, such as banks, savings and loan associations and insurance companies, including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”), as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the year ended July 31, 2020, no shareholder servicing fees were charged to the fund.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, 12b-1 fees, acquired fund fees and expenses , other expenditures which are capitalized in accordance with generally accepted accounting principles, other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding 95 basis points as set forth below until November 30, 2020 (each, a “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2020. (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. As of July 31, 2020, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $373,702, $382,307 and $355,370 expiring in 2021, 2022 and 2023 respectively.

6. Investment Transactions:

For the year ended July 31, 2020, the Fund made purchases of $3,534,278 and sales of $3,527,386 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of PFICs adjustments. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2020 and 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2020	$205,392	$-	$205,392
2019	27,764	18,052	45,816

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

As of July 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$48,887
Post October Losses	(183,356)
Capital Loss Carryforwards	(27,529)
Unrealized Appreciation	197,635
Other Temporary Differences	(10)

Total Distributable Earnings	$35,627

Post-October losses represent losses realized on investment transactions from November 1, 2019 through July 31, 2020 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. The Fund has $3,991 of short-term capital loss carryforwards and $23,538 of long-term capital loss carryforwards as of July 31, 2020.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (includes foreign currency) by the Fund at July 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 5,789,684	$809,403	$(611,768)	$197,635

8. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Management/Systematic or Quantitative Process Risk – The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect. Because the Adviser relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that the Adviser’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

ETFs Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk – The Fund’s use of forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

9. Concentration of Shareholders:

At July 31, 2020, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each Fund, which are comprised of individual

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Institutional Shares	2	99%
Investor Shares	2	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of SGA International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SGA International Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 28, 2020

We have served as the auditor of one or more investment companies in Strategic Global Advisors, LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports such as this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2020 to July 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/01/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Institutional Shares
Actual Portfolio Return	$1,000.00	$918.90	0.95%	$4.53

Hypothetical 5% Return	1,000.00	1,020.14	0.95	4.77
Investor Shares
Actual Portfolio Return	$1,000.00	$917.00	1.20%	$5.72

Hypothetical 5% Return	1,000.00	1,018.90	1.20	6.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

Review of the Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 18, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the period of then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEE 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1.

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2.	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3.	Trustees oversee 33 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of July 31, 2020:

Other Directorships

Held in the Past Five Years4

Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4.

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited) (Concluded)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	SGA INTERNATIONAL EQUITY FUND
JULY 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2020, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)

0.00%	100.00%	100.00%	0.00%	26.96%	0.00%	0.02%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2020, the total amount of foreign source income is $108,170. The total amount of foreign tax paid is $12,210. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending July 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Strategic Global Advisors Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-778-6397

Investment Adviser:

Strategic Global Advisors, LLC

100 Bayview Circle

Suite 650

Newport Beach, CA 92660

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SGA-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	$0	$607,218	$506,015	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$335,050	$0	$0	$60,100
(d)	All Other Fees	$0	$0	$15,941	$0	$0	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$23,330	None	None	$23,270	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee

Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $350,991 and $70,100, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: October 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO
Date: October 9, 2020